Exhibit 10.2

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of April 30, 2009 by and among SAVVIS Communications Corporation, a Missouri corporation (“Borrower”), SAVVIS, Inc., a Delaware corporation (“Holdings”), Wells Fargo Foothill, LLC, as a Lender and as Agent for all Lenders (“Agent”) and the other Lenders party to the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of December 8, 2008 (as amended, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Credit Agreement);

WHEREAS, Agent, Lenders, Borrower and Holdings have agreed to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment. Subject to the satisfaction of the conditions set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.15 Holdings as Holding Company. Permit Holdings to incur any liabilities (other than liabilities arising under the Loan Documents, the UK Guarantee, the Holdings Data Center Capital Lease Guaranties, the Convertible Notes, the unsecured guaranty of the Cisco Indebtedness by Holdings pursuant to that certain Guaranty executed on December 18, 2006 by Holdings in favor of Cisco Systems Capital Corporation, a Nevada corporation, as in effect on December 18, 2006, the Slough Estates Operating Lease Guaranty, the Weehawken Data Center Operating Lease Guaranty and the indemnification obligations under the CDN Purchase Agreement), own or acquire any assets (other than the Stock of Borrower and the other Subsidiaries of Holdings listed on Schedule 4.7(c) as being directly owned by Holdings and the patent applications and trademark listed on Schedule 4.14(a) and identified as being owned by Holdings) or engage itself in any operations or business, except in connection with its ownership of Borrower and its rights and obligations under the Data Center Capital Leases and the Convertible Notes.

(b) The defined term “Permitted Purchase Money Indebtedness” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Purchase Money Indebtedness” means as of the date of determination, (a) the then-existing Network Project Financing in an aggregate principal amount not in excess of $17,000,000, (b) Purchase Money Indebtedness incurred by Borrower arising under the Kodak Asset Purchase Agreement in an aggregate principal amount not in excess of $8,805,533.34 and (c) other Purchase Money Indebtedness incurred by Holdings, Borrower or any of their respective additional Subsidiaries after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $7,500,000.

(c) The defined term “UK Indebtedness” set forth in Schedule 1.1 to the Credit Agreement is hereby amended by deleting the reference to “March 31, 2009” and inserting “June 30, 2009” in lieu thereof.

(d) New defined terms “Kodak Asset Purchase Agreement”, “Third Amendment Effective Date” and “Weehawken Data Center Operating Lease Guaranty” are hereby added to Schedule 1.1 to the Credit Agreement in their proper alphabetical order as follows:

“Kodak Asset Purchase Agreement” means the Asset Purchase Agreement dated as of March 31, 2009 by and between Borrower and Kodak Imaging Networks, Inc., as in effect on the Third Amendment Effective Date.

“Third Amendment Effective Date” means April     , 2009.

“Weehawken Data Center Operating Lease Guaranty” means the unsecured guaranty by Holdings of the obligations of Borrower under the Lease Agreement, when effective, between Borrower and 1919 Park Avenue Associates, L.L.C. regarding the premises at 1919 Park Avenue, Weehawken, New Jersey, each in form and substance reasonably satisfactory to Agent.

2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance satisfactory to Agent:

(a) Agent shall have received a fully executed copy of this Amendment, together with the Consent and Reaffirmation attached hereto;

(b) Borrower shall have delivered to Agent such other documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

(c) Agent shall have received an amendment fee equal to $25,000, which fee shall be fully earned and payable on the date hereof;

(d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(e) No Default or Event of Default shall have occurred and be continuing.

3. Miscellaneous.

(a) Warranties and Absence of Defaults. In order to induce Agent to enter into this Amendment, each of Borrower and Holdings hereby warrants to Agent, as of the date hereof, that the representations and warranties of Borrower and Holdings contained in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof (other than those which, by their terms, specifically are made as of certain dates prior to the date hereof).

(b) Expenses. Each of Borrower and Holdings, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Credit Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

4. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Holdings, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, either known or suspected, both at law and in equity, which Borrower or Holdings or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and Holdings understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation, as Borrower

By:	/s/ Jeffrey H. Von Deylen
Title:	SVP – Global Operations & Services, Chief Financial Officer

SAVVIS, INC., a Delaware corporation, as Holdings

By:	/s/ Jeffrey H. Von Deylen
Title:	SVP – Global Operations & Services, Chief Financial Officer

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Nichol Shuart
Title:	Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 3 to Amended and Restated Credit Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) reaffirms that the Loan Documents to which it is a party (and its obligations thereunder) shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

SAVVIS, INC., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	SVP – Global Operations & Services, Chief Financial Officer

SAVVIS COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	SVP – Global Operations & Services, Chief Financial Officer

SAVVIS FEDERAL SYSTEMS, INC., a Delaware corporation

By:	/s/ Jeffrey H. Von Deylen
Title:	SVP – Global Operations & Services, Chief Financial Officer

Consent and Reaffirmation to Amendment No. 3 to Amended and Restated Credit Agreement